JOINDER AGREEMENT


        Reference is made to the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of April 17, 1998, between American Digital Communications, Inc., a Wyoming corporation (the "Company"), and Pellinore Securities Corp. ("Pellinore"), as agent for certain investors listed on Annex A thereto (the "Old Investors").

        WHEREAS, Pellinore is acting as agent for certain new investors listed on Exhibit A hereto(the "New Investors"), which New Investors are acquiring certain shares of Common Stock of the Company and certain Warrants to acquire Common Stock of the Company on the date hereof, in each case as set forth on Exhibit A hereto (such shares of Common Stock, and the shares of Common Stock underlying such Warrants, are hereinafter referred to as the "New Securities") ;

        WHEREAS, the parties desire to make the New Investors party to the Registration Rights Agreement;

        NOW, THEREFORE,for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, on the one hand, and Pellinore, on behalf of each of the New Investors, on the other hand, hereby agree that, from and after the date hereof, each of the New Investors shall be deemed to be an "Investor", and the New Securities of such New Investors shall be deemed to be "Investor Common Stock" and "Investor Warrant Stock", as the case may be, in each case as such capitalized terms are defined in the Registration Rights Agreement.


Dated:  July 28, 1998

                                            PELLINORE SECURITIES CORP., as
                                            agent for the New Investors listed
                                            on Exhibit A hereto


                                            By: /s/ J. Richard Messina
                                                ----------------------
                                                J. Richard Messina, President

                                            AMERICAN DIGITAL COMMUNICATIONS,
                                            INC.



                                            By: /s/ John Simmonds
                                                -----------------
                                               John Simmonds, President

                                            ACCEPTED AND AGREED TO:

                                            PELLINORE   SECURITIES   CORP.,   on
                                            behalf of each of the Old  Investors
                                            listed    on    Annex   A   to   the
                                            Registration Rights Agreement



                                            By: /s/ J. Richard Messina
                                                ----------------------
                                                J. Richard Messina, President